Schedule of Investments(a)
July 31, 2023
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–99.07%
Diversified Metals & Mining–3.08%
Glencore PLC (Australia)(b)	2,607,940	$15,835,431
Fertilizers & Agricultural Chemicals–4.07%
CF Industries Holdings, Inc.	254,609	20,898,307
Integrated Oil & Gas–43.16%
BP PLC, ADR (United Kingdom)	429,273	16,011,883
Chevron Corp.	335,690	54,939,026
Equinor ASA (Norway)	154,628	4,710,416
Exxon Mobil Corp.	702,658	75,353,044
Shell PLC, ADR (Netherlands)	397,132	24,475,245
Suncor Energy, Inc. (Canada)	784,432	24,544,545
TotalEnergies SE (France)	357,399	21,709,972
		221,744,131
Multi-Utilities–3.04%
Dominion Energy, Inc.	291,246	15,596,223
Oil & Gas Drilling–2.29%
Helmerich & Payne, Inc.	262,767	11,764,079
Oil & Gas Equipment & Services–5.19%
Baker Hughes Co., Class A	431,240	15,434,079
Halliburton Co.	287,309	11,228,036
		26,662,115
Oil & Gas Exploration & Production–28.52%
APA Corp.	230,733	9,342,379
Canadian Natural Resources Ltd. (Canada)	165,517	10,065,452
ConocoPhillips	408,190	48,052,127
Shares		Value
Oil & Gas Exploration & Production–(continued)
Coterra Energy, Inc.	219,567	$6,046,875
Diamondback Energy, Inc.	94,316	13,894,633
EOG Resources, Inc.	97,726	12,951,627
Hess Corp.	71,482	10,845,964
Marathon Oil Corp.	899,675	23,634,462
Pioneer Natural Resources Co.	51,918	11,716,335
		146,549,854
Oil & Gas Refining & Marketing–6.25%
Marathon Petroleum Corp.	133,449	17,751,386
Phillips 66	128,795	14,367,082
		32,118,468
Oil & Gas Storage & Transportation–3.47%
Cheniere Energy, Inc.	109,994	17,803,629
Total Common Stocks & Other Equity Interests (Cost $448,604,459)		508,972,237
Money Market Funds–1.17%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(c)(d)	2,103,184	2,103,184
Invesco Liquid Assets Portfolio, Institutional Class, 5.28%(c)(d)	1,502,019	1,502,169
Invesco Treasury Portfolio, Institutional Class, 5.18%(c)(d)	2,403,638	2,403,638
Total Money Market Funds (Cost $6,009,003)		6,008,991
TOTAL INVESTMENTS IN SECURITIES–100.24% (Cost $454,613,462)		514,981,228
OTHER ASSETS LESS LIABILITIES—(0.24)%		(1,210,313)
NET ASSETS–100.00%		$513,770,915

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended July 31, 2023.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value July 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,233,295	$16,027,114	$(15,157,225)	$-	$-	$2,103,184	$21,104
Invesco Liquid Assets Portfolio, Institutional Class	880,190	11,447,939	(10,825,821)	(25)	(114)	1,502,169	14,466
Invesco Treasury Portfolio, Institutional Class	1,409,480	18,316,702	(17,322,544)	-	-	2,403,638	22,957
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value July 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$425,430	$53,487,271	$(53,912,701)	$-	$-	$-	$35,377*
Invesco Private Prime Fund	1,093,963	136,792,461	(137,883,576)	-	(2,848)	-	93,982*
Total	$5,042,358	$236,071,487	$(235,101,867)	$(25)	$(2,962)	$6,008,991	$187,886

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of July 31, 2023.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2023
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$466,716,418	$42,255,819	$—	$508,972,237
Money Market Funds	6,008,991	—	—	6,008,991
Total Investments	$472,725,409	$42,255,819	$—	$514,981,228
Invesco Energy Fund